UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d)

of the Securities Exchange Act of 1934

October 20, 2020

Date of Report (date of earliest event reported)

INGEVITY CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-37586	47-4027764
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

4920 O’Hear Avenue Suite 400	North Charleston	South Carolina	29405
(Address of principal executive offices)			(Zip code)

Registrant’s telephone number, including area code: 843-740-2300

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock ($0.01 par value)	NGVT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐  Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act  ☐

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On October 20, 2020, Ingevity Corporation (“Ingevity”) issued a press release announcing certain selected preliminary financial results as of and for the three months ended September 30, 2020, which are attached as Exhibit 99.1 to this Current Report on Form 8-K and are incorporated herein by reference.

Please refer to our website for additional information regarding Ingevity. Periodically we may provide other information on the investor relations page of our website. Interested parties are encouraged to visit Ingevity’s website to view such other information including Ingevity slide presentations.

The information contained in Item 2.02 of this report, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), except as shall be expressly set forth by specific reference in such filing.

ITEM 7.01. REGULATION FD DISCLOSURE

In connection with the Notes Offering (described in Item 8.01 below), the Company is disclosing certain information, which has not previously been publicly reported, to prospective investors in a preliminary offering memorandum, dated October 20, 2020 the (“Preliminary Offering Memorandum”). Ingevity is furnishing certain excerpts from the Preliminary Offering Memorandum as Exhibit 99.3 of this report, which is incorporated by reference herein.

The information contained in Item 2.02 of this report, including Exhibit 99.3, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

ITEM 8.01. OTHER EVENTS

On October 20, 2020, Ingevity issued a press release announcing that it intends to commence an offering (the “Notes Offering”) of $550.0 million of senior unsecured notes of Ingevity (the “Notes”) in a private placement to persons reasonably believed to be qualified institutional buyers pursuant to Rule 144A under the Securities Act and to non-U.S. persons outside the United States in accordance with Regulation S under the Securities Act, upon the terms of the Preliminary Offering Memorandum. A copy of Ingevity’s press release is attached hereto as Exhibit 99.2, which is incorporated by reference herein.

This report does not constitute an offer to sell or a solicitation for an offer to purchase the Notes or any other securities and does not constitute an offer, solicitation or sale in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful. The Notes Offering will be made only by means of the Preliminary Offering Memorandum.

Forward Looking Statements

This report, including the exhibits, contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 that involve risks and uncertainties. These forward-looking statements are based on assumptions that are inherently subject to uncertainties, risks and changes in circumstances that are difficult to predict, including the Risk Factors identified in Ingevity’s most recently filed annual report on Form 10-K and subsequent quarterly reports on Form 10-Q. The use of words such as “believe,” “estimate,” “expect” and “will,” or the negative of these terms or other similar expressions, among others, generally identify forward-looking statements. However, these words are not the exclusive means of identifying such statements. Unless required by law, Ingevity undertakes no obligation to update publicly any forward-looking statements, whether as a result of new information, future events or otherwise. However, readers should carefully review the reports and documents Ingevity files or furnishes from time to time with the Securities and Exchange Commission, particularly its annual report on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits.

Exhibit No.	Description of Exhibit

99.1	Press release dated October 20, 2020, with respect to preliminary financial results

99.2	Press release dated October 20, 2020, with respect to proposed private offering by the Company of senior unsecured notes

99.3	Excerpts from Preliminary Offering Memorandum, dated October 20, 2020

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INGEVITY CORPORATION
(Registrant)

By:	/S/ JOHN C. FORTSON
John C. Fortson
President and Chief Executive Officer

Date: October 20, 2020